EXHIBIT 16.1

Securities and Exchange Commission

100 F Street, NE

Washington, D.C.  20549

Dear Sirs:

We have read and agree with the comments in Item 4.01 of Form 8-K of MediaReady, Inc. (Commission File No. 0-31497) dated March 14, 2007 insofar as the comments relate to our firm.

Yours truly,

/s/ Baum & Company, P.A.
Certified Public Accountant